                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               November 20, 1996

                  ___________________________________________

               Date of Report (Date of earliest event reported)


                       THE L.L. KNICKERBOCKER CO., INC.

                 _____________________________________________
              (Exact Name of Registrant as Specified in Charter)




            California                0-25488                  33-0230641
------------------------------- ------------------------ ----------------------
(State or Other Jurisdiction    (Commission File Number) (I.R.S. Employer
 of Incorporation )                                      Identification Number)


30055 Comercio, Rancho Santa Margarita, California       92688
--------------------------------------------------     ----------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (714) 858-3661

N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

On November 20, 1996, the registrant acquired approximately 80% of the issued and outstanding capital stock of Georgetown Collection, Inc., a developer and marketer of proprietary, highly differentiated products distributed via direct response. The Company currently consists of two businesses, Georgetown Collection and Magic Attic Club, both specializing in high quality dolls. Georgetown Collection specializes in selling porcelain collectible dolls to adult women. The Magic Attic Club is a rapidly growing direct marketer of vinyl play dolls, books and accessories for girls. The capital stock of Georgetown Collection, Inc. ("Georgetown") was acquired pursuant to an Agreement of Purchase and Sale dated November 20, 1996 by and among the sellers, New Enterprise Associates, IV, L.P., Consumer Ventures Partners I, L.P., Vermont Capital Venture Fund, North Atlantic Venture Fund, and Merchant Partners and the registrant, as buyer. Pursuant to the Agreement of Purchase and Sale, the registrant acquired from the above named stockholders 100% of the outstanding preferred stock of Georgetown, which represents approximately 80% of the total outstanding capital stock. Additionally, the registrant acquired 9.90% of the outstanding common stock of Georgetown from Consumer Venture Partners I, L.P.. Following the acquisition, the registrant intends to carry on Georgetown's business under that name.

The consideration for the acquisition consisted of (a) $1,675,000 payable in restricted common stock of the registrant to the holders of the preferred stock of Georgetown (b) A contingent payment in an amount equal to 15% of Georgetown's earnings before taxes during the calendar year ended December 31, 1997 and 4.5% during the calendar years ended December 31, 1998-2001 to the preferred stockholders of Georgetown, and (c) $4,011.18 payable in common stock of the registrant to Consumer Venture Partners I, L.P. for 9.90% of the common stock. In an settlement agreement with certain secured creditors of Georgetown, the registrant, as part of the acquisition process, paid down $1,500,000 on certain secured debt of Georgetown. Further to the settlement agreement, the registrant has agreed to refinance the remaining secured debt within ninety days from the date of the Agreement of Purchase and Sale. Additionally, the registrant provided a short-term loan to Georgetown in the amount of $2,000,000 to cover immediate product and catalog mailing costs.

The assets acquired include the operating leases for two office/warehouse facilities in Portland, Maine, the furniture, fixtures, equipment, and leasehold improvements located in the offices/warehouses, proprietary software, various trademarks and contracts. All such assets were used by Georgetown in the operation of the doll businesses and the registrant intends to continue the use of such assets in the operation of the doll direct response business.

The transaction will be accounted for as a purchase.

Neither registrant nor any affiliate thereof had any preexisting relationship with the sellers.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

      (a)  Financial Statements of Business Acquired:
           -----------------------------------------

      It is impracticable to provide the required financial statements for Georgetown Collection, Inc. ("Georgetown") in this Form 8-K at this time. The required financial statements for Georgetown will be filed as an amendment to this Form 8-K as soon as practicable but not later than February 3, 1997, which date is 60 days after the date that this Form 8-K must be filed.

      (b)  Pro Forma Financial Information:
           -------------------------------

      It is impracticable to provide the required pro forma financial information for Georgetown in this Form 8-K at this time. The required pro forma financial information for Georgetown will be filed as an amendment to this Form 8-K as soon as practicable but not later than February 3, 1997, which date is 60 days after the date that this Form 8-K must be filed.

      (c)  Exhibits:
           --------

      Included as part of this Form 8-K are the exhibits listed on the Exhibit Index appearing on page 5.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 5, 1996


                                       THE L.L. KNICKERBOCKER CO., INC.,
                                       a California corporation


                                       By: /s/Anthony P. Shutts
                                       ------------------------
                                       Anthony P. Shutts
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                Item
-----------                                ----
    2.1                         Agreement of Purchase and Sale dated as of
                                November 20, 1996 by and among the Registrant,
                                Merchant Partners, Limited Partnership, New
                                Enterprise Associates IV, Limited Partnership,
                                Consumer Venture Partners I, L.P., North
                                Atlantic Venture Fund, L.P. and The Vermont
                                Venture Capital Fund, L.P.

                           PURCHASE OF CAPITAL STOCK

                                       OF

                          GEORGETOWN COLLECTION, INC.,

                             a Delaware Corporation


                                       BY


                       THE L. L. KNICKERBOCKER CO., INC.

                            a California corporation

TAB     DESCRIPTION
---     -----------

1       Agreement of Purchase and Sale

2       Exhibit A:     Schedule of Stock Ownership and Purchase Price Allocation


        Exhibit A-1:   Schedule of Ownership of GCI Warrants


3       Exhibit B-1:   Form of Restrictive Legend


        Exhibit B-2:   Form of Warrant


4       Exhibit C:     Schedule of Contingent Payment


5       Exhibit D:     Financial Statements as of September 28, 1996


6       Exhibit E:     Buyer's Form 10-KSB


7       Exhibit F:     List of Secured Lenders


8       Exhibit G-1:   Form of Settlement Agreement


        Exhibit G-2:   Form of  Stock Pledge


9       Exhibit H:     Registration Agreement


10      Exhibit I:     Form of Opinion of Buyer's Counsel